UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2015

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

6650 S. El Camino Road

Las Vegas, Nevada 89118

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (702) 897-7150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 10, 2015, Scientific Games Corporation (the “Company”) filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to satisfy certain obligations under the registration rights agreements for the $350,000,000 6.625% Senior Subordinated Notes due 2021 (the “2021 Notes”) and the $2,200,000,000 10.000% Senior Unsecured Notes due 2022 (the “Unsecured Notes”), both of which were issued by Scientific Games International, Inc. (“Issuer” or “SGI”).  SGI’s obligations under the 2021 Notes and the Unsecured Notes are fully and unconditionally and jointly and severally guaranteed by the Company and substantially all of the Company’s 100%-owned U.S. subsidiaries other than SGI (the “Guarantor Subsidiaries”).  Included within the Guarantor Subsidiaries are the following 100%-owned subsidiaries of Bally Technologies, Inc. (“Bally”): Alliance Holding Company, Arcade Planet, Inc., Bally Gaming International, Inc., Bally Gaming, Inc., Bally Properties East, LLC, Bally Properties West, LLC, Casino Electronics, Inc., Compudigm Services, Inc., SHFL Properties, LLC and Sierra Design Group.

In order to meet the requirements of Rule 3-10(g) of Regulation S-X, the Company is filing this Current Report on Form 8-K to add Note 18 to the notes to Bally’s audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2014 (the “Form 10-K”) filed with the SEC on August 29, 2014 and to add Note 12 to the notes to Bally’s unaudited consolidated financial statements included in its Quarterly Report on Form 10-Q for the three months ended September 30, 2014 (the “Form 10-Q”) filed with the SEC on October 31, 2014. To reflect the addition of Note 18 to Bally’s audited consolidated financial statements included in the Form 10-K and to reflect the addition of Note 12 to Bally’s unaudited condensed consolidated financial statements included in the Form 10-Q, Bally has amended such financial statements in their entirety. Such amended financial statements are attached as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated by reference herein.

Other than adding Note 18 to Bally’s audited consolidated financial statements and Note 12 to Bally’s unaudited condensed consolidated financial statements, this Form 8-K does not modify or update the disclosures in Bally’s Form 10-K or Form 10-Q. This report should be read together with Bally’s Form 10-K and Form 10-Q and the Company’s Form 10-K filed with the SEC on March 17, 2015 and its other filings with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP.

99.1

Audited consolidated balance sheets of Bally as of June 30, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended June 30, 2014, including the notes thereto and Schedule II.

99.2

Unaudited condensed consolidated balance sheets of Bally as of September 30, 2014 and June 30, 2014, and the related condensed consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for the three months ended September 30, 2014 and 2013, including the notes thereto.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could,” “potential,” “opportunity,” “goal” or similar terminology. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future results or performance.  Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors , including, among other things: competition; U.S. and international economic and industry conditions, including declines in or slow growth of lottery retail sales or gross gaming revenues, reductions in or constraints on capital spending by gaming or lottery operators and bankruptcies of, or credit risk relating to, customers; slow growth of new gaming jurisdictions, slow addition of casinos in existing jurisdictions and declines in the replacement cycle of gaming machines; ownership changes and consolidation in the casino industry; opposition to legalized gaming or the expansion thereof; ability to adapt to, and offer products that keep pace with, evolving technology; ability to develop successful gaming concepts and content; laws and government regulation, including those relating to gaming licenses and environmental laws; inability to identify and capitalize on trends and changes in the gaming and lottery industries, including the expansion of interactive gaming; dependence upon key providers in our social gaming business; retention and renewal of existing contracts or entry into new or revised contracts; level of our indebtedness, higher interest rates, availability and adequacy of cash flows and liquidity to satisfy obligations or future needs, and restrictions and covenants in our debt agreements; protection of our intellectual property, ability to license third party intellectual property, and the intellectual property rights of others; security and integrity of our software and systems and reliance on or failures in our information technology systems; natural events that disrupt our operations or those of our customers, suppliers or regulators; inability to benefit from, and risks associated with, strategic equity investments and relationships, including (i) the inability of our joint venture to meet the net income targets or otherwise to realize the anticipated benefits under its private management agreement with the Illinois lottery (or in connection with any termination thereof), (ii) the inability of our joint venture to meet the net income targets or other requirements under its agreement to provide marketing and sales services to the New Jersey lottery or otherwise to realize the anticipated benefits under such agreement (including as a result of a protest) and (iii) failure to realize the anticipated benefits related to the award to our consortium of an instant lottery game concession in Greece; failure to achieve the intended benefits of the Bally acquisition or the WMS acquisition, including due to the inability to successfully integrate such acquisitions or realize synergies in the anticipated amounts or within the contemplated time-frames or cost expectations, or at all; litigation relating to the Bally acquisition; disruption of our current plans and operations in connection with the Bally acquisition and the WMS acquisition (including in connection with the integration of Bally and WMS), including departure of key personnel or inability to recruit additional qualified personnel or maintain relationships with customers, suppliers or other third parties; costs, charges and expenses relating to the Bally acquisition and the WMS acquisition; inability to complete or successfully integrate future acquisitions; incurrence of restructuring costs, revenue recognition standards and impairment charges; fluctuations in our results due to seasonality and other factors; dependence on suppliers and manufacturers; risks relating to foreign operations, including fluctuations in foreign currency exchange rates and restrictions on the import of our products; dependence on our employees; litigation and other liabilities relating to our business; influence of certain stockholders; and stock price volatility.

Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K filed with the SEC on March 17, 2015 (including under the headings “Forward Looking Statements” and “Risk Factors”) and other reports filed with the SEC. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scientific Games Corporation

Date: April 10, 2015
	By:	/s/ Scott D. Schweinfurth
	Name:	Scott D. Schweinfurth
	Title:	Executive Vice President, Chief Financial Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP.

99.1

Audited consolidated balance sheets of Bally as of June 30, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the three years in the period ended June 30, 2014, including the notes thereto and Schedule II.

99.2

Unaudited condensed consolidated balance sheets of Bally as of September 30, 2014 and June 30, 2014, and the related condensed consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for the three months ended September 30, 2014 and 2013, including the notes thereto.